                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 30, 2003



                           Champion Enterprises, Inc.
               ---------------- ---------------------------------
               (Exact name of Registrant as Specified in Charter)



                                    Michigan
                 ------------------------- --------------------
                 (State or Other Jurisdiction of Incorporation)



              1-9751                                      38-2743168
----------------------------------             --------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


          2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code: 248/340-9090

ITEM 5.  OTHER EVENTS.

         On June 30, 2003, Champion Enterprises, Inc. (the "Company") issued a press release announcing that Albert A. Koch was to be named Chairman of the Board and interim president and chief executive officer of the Company. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  Exhibit
                  Number
                  -------

                  99.1              Press Release dated June 30, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CHAMPION ENTERPRISES, INC.



                                 By:  /s/ John J. Collins, Jr.
                                      ------------------------------------------
                                      John J. Collins, Jr., Senior Vice
                                      President, General Counsel and Secretary



Date:  June 30, 2003

                                 EXHIBIT INDEX

Exhibit
Number
-------

99.1              Press Release dated June 30, 2003.